[***]	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(b)

AMENDED AND RESTATED LETTER AGREEMENT NO. 1

Frontier Airlines, Inc.

4545 Airport Way

Denver, Colorado 80239

Re: PAYMENTS

Dear Ladies and Gentlemen,

This Amended and Restated Letter Agreement No. 1 (hereinafter referred to as this “Letter Agreement”) is entered into as of December 28, 2017 between FRONTIER AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”);

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement;

NOW, THEREFORE, IT IS AGREED THAT LETTER AGREEMENT NO. 1, DATED SEPTEMBER 30, 2011 BETWEEN THE BUYER AND THE SELLER, IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1	COMMITMENT FEE & PRIOR PREDELIVERY PAYMENTS

Clause 5.2 of the Agreement is revised to read as follows:

QUOTE

5.2

(i) The Seller acknowledges that it has received from the Buyer (x) the sum of [***] for each Aircraft (the “Commitment Fee”) set forth in Clause 9.1 as of September 30, 2011 and (y) the sum of [***] for each Incremental Aircraft (the “Incremental Commitment Fee”) set forth in Clause 9.1 at the date hereof.

(ii) The Seller acknowledges that it holds, in addition to the Commitment Fee set forth in Clause 5.2 (i) above, predelivery payments received from Frontier Airlines under the purchase agreement between the Seller and Frontier Airlines dated as of March 10, 2000 in the total amount of [***] (the “Prior PDPs”). The Commitment Fee plus a pro-rata portion of the Prior PDPs which together equal [***] (the “Initial Payment”) has been credited without interest against the first PDP (as defined Clause 5.3.3(a)) due for each of the Backlog Aircraft firmly ordered as of the date hereof.

(iii) [***]

2	PAYMENT TERMS

2.1	Predelivery Payments

Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

5.3.2	(a) The Predelivery Payment Reference Price for a Backlog Aircraft to be delivered in calendar year T is determined in accordance with the following formula:

[***]

(b)	The Predelivery Payment Reference Price for an Incremental Aircraft to be delivered in calendar year T is determined in accordance with the following formula:

[***]

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5.3.3	(a) For each Backlog Aircraft, Predelivery Payments will be paid to the Seller according to the following schedule:

Payment Date	Fixed Amount or Percentage of applicable Predelivery Payment Reference Price
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
Total payment prior to Delivery	[***]

(b) For each Incremental Aircraft, Predelivery Payments will be paid to the Seller according to the following schedule:

Payment Date	Fixed amount or Percentage of applicable Predelivery Payment Reference Price
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total payment prior to Delivery	[***]

UNQUOTE

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2.2	[***]

Clause 5.3.5 is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.3.5	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

UNQUOTE

2.3	Taxes

Clause	5.5 is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.5.1	[***]

5.5.2	[***]

5.5.3	[***]

“Taxes” means any present or future stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

UNQUOTE

2.4	Application of Payments

Clause	5.6 is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.6	Application of Payments

[***]

UNQUOTE

2.5	Clause 5.8 is deleted in its entirety and replaced with the following quoted text:

QUOTE

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5.8	OVERDUE PAYMENTS

5.8.1	[***]

5.8.2	[***]

UNQUOTE

2.6	Payment in Full

Clause 5.10 is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.10	Payment in Full

[***]

UNQUOTE

2.7	Cross Collateralization

[***]

2.8	PDP Financing Matters

(a)	Clause 21.6(b) is deleted in its entirety and replaced with the following quoted text:

“(b)	[***]”

(b)	Clause 21.6 of the Agreement is amended by adding the following immediately prior to the period at the end thereof:

[***]

Payment Date	Percentage of applicable Predelivery Payment Reference Price
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total payment prior to Delivery	[***]

A&R LA 1- 5

[***]

(c)	The last paragraph of Clause 21.6 is deleted in its entirety and replaced with the following:

[***]

3	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but subject to Clause 21.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

A&R LA 1- 6

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed

FRONTIER AIRLINES, INC.

By:	/s/ Howard Diamond
Howard Diamond
Its:	General Counsel

A&R LA 1